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                                 AQUINAS FUNDS

                              -------------------
                                 ANNUAL REPORT
                              -------------------



                              -------------------
                               DECEMBER 31, 1997
                              -------------------



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DEAR                                                           JANUARY 1998
SHAREHOLDER:

WE HAD WONDERFUL FINANCIAL RETURNS AND WONDERFUL SOCIAL RETURNS IN 1997. The Aquinas Funds story is an impressive example of how to achieve excellent returns while investing with Catholic values. The securities markets provided the opportunity to allow our investment styles to accomplish their objectives in the manner that we planned. I will get to numbers in a minute; but first, I want to explain our general investment philosophy. History has shown that the financial markets continue to rise over longer periods and that they go up and down like a roller coaster over shorter periods. Therefore, our long term investment strategy is to stay fully invested in the market, and not try to time the market by periodically selling securities and placing a large portion of funds into cash. WE WANT TO BE PRESENT IN THE MARKET WHEN THE ROLLER COASTER TAKES OFF AND THE MARKET IS MOVING UP. We do not want to miss those early days when it is climbing because that is when the major gains are made. We also realize that our shareholders are investing with us because we have a disciplined securities selection process for our equity stocks and a quality view in our debt selection. We may be more conservative than others; but our shareholders can sleep well at night because we are consistent. Our portfolio is very diversified because we use at least two different money managers for each fund. This usually results in more securities in our portfolios than the average fund and we like the diversification that this process provides. We even use an outside consulting firm, LCG, to monitor ourselves and assure that we stick to our philosophy and do not drift from our objectives. Our consistent financial returns have earned us high ratings by the financial press and we are proud of our accomplishments.

1997 was an excellent year for the U.S. economy and our equity securities participated in that success. The Dow Jones industrial average was up 22.6%. Economic growth was up, inflation was low and unemployment was down to record lows. Interest rates declined as the U.S. government deficit was forecast to be significantly less than expected. (In fact, the prospect of U.S. government budget surpluses for the first time in 30 years could happen.) Our forecast for 1998 is optimistic. While the crisis in Asian markets will influence primarily companies that rely on exports to Asia, overall we believe it may provide a mild cooling effect to our economy, which

                                       1



could be near to overheating. However, if cost-push or demand-pull inflation occurs, then the Federal Reserve would quickly raise interest rates and this could adversely effect companies in the U.S. We do not expect the equity markets to rise at the pace of 1997; but we believe that reasonable growth prospects exist for the economy and the companies in our portfolios. Please refer to The Funds in Review section beginning on page 6 for our comments relative to each Fund.

The AQUINAS EQUITY INCOME FUND RETURNED 27.8% for the year ended December 31, 1997 and has an average annual total return of 27.8% for three years. The EQUITY GROWTH FUND RETURNED 29.0% in 1997 and has an average annual total return of 27.3% for three years. These two Funds have different styles and different types of stocks in their portfolios, yet their returns were competitive with each other. The FIXED INCOME FUND RETURNED 8.5% with a 3-year average annual total return of 9.1%. This is exactly the type of return that we expect from this relatively conservative investment fund. The BALANCED FUND RETURNED 19.9% in 1997 and an average annual total return of 19.4% for the last three years. This Fund has five managers and shares the same general investment style of the first three Funds. We expect its returns to approximately average that of the other three Funds. We are pleased with all of these returns and encourage you to read this report to learn more about each Fund and review financial comparisons. WE BELIEVE THAT WE HAVE DEMONSTRATED THAT YOU CAN EARN IMPRESSIVE RETURNS
WHILE INVESTING WITH CATHOLIC VALUES. We hope that you agree.

Catholic values are clearly defined for us. While some do not agree with Church teachings, or believe that something should be added to the teachings that is not present, we readily admit our role is not to debate theology or challenge the collective wisdom of the hundreds of United States Bishops who unanimously adopted the investment guidelines that we use. We simply wanted to offer an efficient, low cost method to allow concerned Catholics to invest their money where their values are and to accomplish some good. We are not concerned that some Catholic organizations may give "lip service" to their faith by ignoring their responsibilities in this area; we are delighted to work with truly dedicated Catholics and Catholic organizations that do "put their money where their mouth is." If you are associated with a Catholic organization and embarrassed by their lack of responsibility, we are willing to work with you to foster a

                                       2


more objective review of their investment policy. While we do work on other issues beyond the Bishop's main issues that are of concern to Catholic religious organizations pro-active in the areas of social justice, we do not screen companies from our portfolio because their response to change does not meet the timetable of vocal factions for that change. The Catholic Church has been around for almost two thousand years and has a history of patience while accomplishing change and we use that philosophy as we work with corporations. Our Funds have been officially in existence for four years and we have accomplished quite a lot by ourselves and in participation with other like-minded investors, in the area of social responsibility. Our process is similar to the old PAC-man video game. We just march along with a series of small actions, expecting to achieve much greater results over time.

The following is a short recap of some of the accomplishments that have occurred at companies. We do not take credit by ourselves for all of these actions because it takes the work of many to influence corporations to make changes. We have been involved in a number of ways with these changes:

ABORTION - We obtained a statement from six major drug companies in our portfolio that they would not be involved in the production or distribution of the RU-486 French Abortion pill that was approved by the Food & Drug Administration under the guidance of the Clinton administration. Additionally, the international rights to produce the pill have been given away by Hoescht, the German drug giant, as a result of a consumer boycott in which we participated. The drug companies in our portfolios will not be involved. We are reviewing a hospital chain for their possible involvement in abortion procedures. The December 9, 1997 issue of NATIONAL RIGHT TO LIFE NEWS reports THAT ABORTION NUMBERS HAVE DROPPED FOR THE FIFTH CONSECUTIVE YEAR.

CONTRACEPTION - We are reviewing the companies in our portfolio for contributions to Planned Parenthood.

AFFORDABLE HOUSING - We are working in this area by examining the Community Reinvestment Act records of the banks and thrifts in our portfolios, reviewing their loan records, and low income product lines. We are communicating with them about providing additional information to us.

                                       3


MILITARY WEAPONS OF MASS DESTRUCTION - We believe that a strong national defense is important to the U.S. and the free world. Our strong national defense resulted in the overthrow of communism and a breakup of the Soviet Union. Currently, the defense industry is downsizing and developing more commercial applications of military technology. We have only a few companies in our portfolios that are involved in producing military weapons of mass destruction. We are encouraging mergers of these companies in order to allow defensive weapons production capacity to remain strong. We also support the migration to peaceful uses of military technology, such as global positioning satellites to guide cars to destinations.

GENDER DISCRIMINATION - We participated in the promotion of five females to senior positions within a food services company. We have had communications with a number of companies on this topic.

RACE DISCRIMINATION - Texaco is a terrible story about racism at high levels in a major company. As a shareholder, we are intent on holding Texaco's feet to the fire on this issue. The head of Texaco, Peter Bijur, has appeared at a meeting of the Interfaith Center for Corporate Responsibility (ICCR), of which we are a member, to explain their response to the revelations of November 1996. At a meeting in April 1997 with ourselves and other concerned investors that are members of the ICCR, Texaco made a presentation which included the fact that achieving diversity is worth 20% of an employee's performance appraisal.

THE MEDIA - More success here! Congress has passed the Violence (V)-chip law to develop a TV ratings system. NBC-TV (owned by GE) has the lowest level of violence on TV_ and has the highest rating! The annual UCLA study on violence states that violence on TV is at its lowest level in years! We will give the ratings system time to allow parents to use it in their best interest.

SWEATSHOPS - We participated in persuading a major company to allow a shareholder proposal on this topic to be voted upon by the shareholders. The company had previously petitioned the SEC to allow them to leave it off the proxy statement.

                                       4



TOBACCO - American Brands has totally divested all tobacco manufacture. 3M Corporation (the second largest provider of billboards in the U.S.) will discontinue selling space to advertise tobacco. Dayton-Hudson is discontinuing the sale of cigarettes in their TARGET stores, and a number of gasoline station chains are reviewing the sale of cigarettes in the convenience stores that are part of the gas station complex.

The race discrimination and tobacco activities listed above have been accomplished through our initiative and through our fellow ICCR member initiatives that we support in multiple ways.


Sincerely,

/s/ Frank Rauscher
President

                                       5



THE FUNDS IN REVIEW

AQUINAS EQUITY GROWTH FUND

The Fund seeks capital appreciation by investing in a diversified portfolio of equity securities (primarily common stocks) that are believed to offer above-average potential for growth in revenues, profits or cash flow. Dividend and interest income are not important considerations in selecting investments. This Fund is designed for investors wishing to capitalize on the growth in companies with reasonable levels of risk.

The Fund invests in small, medium and large corporations. We do not expect these companies to pay dividends because many of these companies will build for the future by reinvesting in themselves. Many of our holdings are listed in the Russell 3000, which is also a benchmark for the Fund. While our Fund did very well (29.0%), we trailed the Russell 3000 by 2.8%. One reason for this is that the smaller stocks in our portfolio did not recover fully from the severe market drop in October 1997. However, we are invested in solid companies with good long-term prospects that will continue to be rewarded by patience. The Fund is widely diversified and short-term volatility is tempered in both directions.




                TOTAL RETURNS
      For Period Ended December 31, 1997

                                        Average
                                         Annual
                             One         Since
                             Year      Inception*
--------------------------------------------------
AQUINAS EQUITY
  GROWTH FUND               28.97%       17.82%
--------------------------------------------------
S&P 500 Stock Index         33.36%       23.00%
--------------------------------------------------
Russell 3000 Index          31.78%       21.82%
--------------------------------------------------
*January 3, 1994 inception


                Jan. 3, 1994  Dec. 1994    Dec. 1995   Dec. 1996    Dec. 1997
                --------------------------------------------------------------
AQUINAS EQUITY
 GROWTH FUND      $10,000   $  9,322       $12,145    $14,927        $19,252
S&P 500
 Stock Index      $10,000    $10,132       $13,939    $17,140        $22,859
Russell
 3000 Index       $10,000    $10,178       $13,705    $16,695        $22,001


This chart assumes an initial gross investment of $10,000 made on 1/3/94 (inception). Returns shown include the reinvestment of all dividends. Perform ance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.
The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Russell 3000 Index is composed of the 3,000 largest U.S. securities, as determined by total market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

                                       6


AQUINAS EQUITY INCOME FUND

The Fund seeks growth of capital and a high level of current income by investing principally in income producing equity securities (typically, dividend paying common stocks). We use two separate portfolio managers, which results in a larger number of stocks in our portfolio than one might find in a similar type of mutual fund. It also increases diversification and reduces concentrations in any industry group. The Fund performed below its S&P 500 benchmark, which returned 33.35% in 1997. The S&P 500 was greatly influenced by a small number of stocks with exceptional performance. According to the February 1998 issue of Money magazine, "All domestic fund categories except junk bond funds lagged their relevant indexes in 1997" and the diversified U.S. stock fund category returned 24.5% for the year. As you can see, Aquinas Equity Income Fund was over 3% better. We believe that over time the diversity of our holdings will create returns that compare favorably with this benchmark or the performance of our peers. Our total return of 27.9% in 1997 and average annual total return of 27.8% over the last three years are very good returns. This is considerably higher than the historic returns for these types of equities. We caution our investors to refrain from the expectation of exuberant returns in 1998.


                TOTAL RETURNS
      For Period Ended DECEMBER 31, 1997

                                        Average
                                         Annual
                             One         Since
                             Year      Inception*
-------------------------------------------------
AQUINAS EQUITY
-------------------------------------------------
Income Fund                 27.85%       19.35%
-------------------------------------------------
S&P 500 Stock Index         33.36%       23.00%
-------------------------------------------------
*January 3, 1994 inception


               Jan. 3, 1994   Dec. 1994    Dec. 1995    Dec. 1996   Dec. 1997
               ----------------------------------------------------------------
AQUINAS EQUITY
 INCOME FUND     $10,000       $ 9,707      $13,165      $15,854     $20,269
S&P 500
 Stock Index     $10,000       $10,132      $13,939      $17,140     $22,859


This chart assumes an initial gross investment of $10,000 made on 1/3/94 (inception). Returns shown include the reinvestment of all dividends. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future perform ance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

                                       7


AQUINAS BALANCED FUND

The Fund seeks long-term growth of capital consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks of established companies and investment-grade fixed income securities. The Fund expects to maintain approximately 65% of its assets in common stocks and 35% in fixed income securities.

At year-end 1997, the Fund's asset allocation was 40% fixed income, 40% large cap value equities and 20% small and medium cap growth equities. If the Fund had invested a greater percentage in equities versus fixed income, the performance may have been better. We believe that the current asset allocation favors a conservative view because of the tremendous appreciation in the equity markets for the last three years.


                TOTAL RETURNS
      For Period Ended DECEMBER 31, 1997

                                        Average
                                         Annual
                             One         Since
                             Year      Inception*
-------------------------------------------------
AQUINAS
BALANCED FUND               19.91%       13.36%
-------------------------------------------------
Lehman Bros. Gov't./
Corp. Bond Index            9.76%        6.83%
-------------------------------------------------
S&P 500 Stock Index         33.36%       23.00%
-------------------------------------------------
*January 3, 1994 inception


                Jan. 3, 1994    Dec. 1994    Dec. 1995    Dec. 1996   Dec. 1997
                ---------------------------------------------------------------
AQUINAS
  BALANCED FUND   $10,000        $ 9,694      $11,937      $13,763     $16,502
Lehman Bros.
  Gov't./Corp.
  Bond Index      $10,000        $ 9,649      $11,505      $11,840     $13,021
S&P 500
  Stock Index     $10,000        $10,132      $13,939      $17,140     $22,859


This chart assumes an initial gross investment of $10,000 made on 1/3/94 (inception). Returns shown include the reinvestment of all dividends. Perform ance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Government/Corporate Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies).

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

                                       8


AQUINAS FIXED INCOME FUND

The Fund seeks to provide a high level of current income with a reasonable opportunity for capital appreciation. The Fixed Income Fund is designed for investors with current income needs and pays a monthly dividend. The Fund invests primarily in a diversified portfolio of investment-grade fixed income securities.

The Fund had a total return of 8.5% for the year and an average annual total return of 9.1% over the last three years. Two separate portfolio managers with different strategies manage the portfolio. The objective is to combine their expertise and provide a high quality, investment-grade portfolio with intermediate term duration. We are well positioned if interest rates increase, which may occur if monetary policy of the Federal Reserve is being used to slow the growth rate. This approach is designed to provide lower volatility and it resulted in a solid return just below the Lehman Brothers Government/Corporate Bond Index after Fund expenses.


                TOTAL RETURNS
      For Period ENDED DECEMBER 31, 1997

                                        Average
                                         Annual
                             One         Since
                             Year      Inception*
-------------------------------------------------
AQUINAS FIXED
INCOME FUND                 8.54%        5.90%
-------------------------------------------------
Lehman Bros. Gov't./
Corp. Bond Index            9.76%        6.83%
-------------------------------------------------
*January 3, 1994 inception


                 Jan. 3, 1994    Dec. 1994  Dec. 1995    Dec. 1996    Dec. 1997
                --------------------------------------------------------------
AQUINAS FIXED
INCOME FUND        $10,000         $9,691    $11,266      $11,585     $12,574
Lehman Bros.
  Gov't./Corp.
  Bond Index       $10,000         $9,649    $11,505      $11,840     $13,021


This chart assumes an initial gross investment of $10,000 made on 1/3/94 (inception). Returns shown include the reinvestment of all dividends. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Government/Corporate Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies).

                                       9


STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                       FIXED INCOME   EQUITY INCOME  EQUITY GROWTH    BALANCED
                           FUND            FUND           FUND          FUND
                          -----           -----          -----         -----

ASSETS:
  Investments at value
    (cost $39,010,743,
    $55,960,776,
    $29,140,016 and
    $24,832,896,
    respectively)      $40,139,943    $73,534,207   $36,103,991    $29,219,635
  Interest and
   dividends receivable    591,191        267,887        18,950        227,286
 Receivable for
   securities sold              --             --        33,920             --
 Prepaid expenses           11,270         17,658        10,972          5,239
 Organizational expenses,
   net of accumulated
   amortization              2,927          2,927         2,927          2,927
                       -----------    -----------   -----------    -----------
   Total Assets         40,745,331     73,822,679    36,170,760     29,455,087
                       -----------    -----------   -----------    -----------

LIABILITIES:
 Payable for securities
   purchased                    --             --        36,189         13,931
 Accrued expenses           35,071        167,433       115,230        253,767
 Accrued investment
   advisory fee             10,853         61,472        29,541         22,956
                       -----------    -----------   -----------    -----------
   Total Liabilities        45,924        228,905       180,960        290,654
                       -----------    -----------   -----------    -----------
NET ASSETS             $40,699,407    $73,593,774   $35,989,800    $29,164,433
                       ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
 Capital stock                $400           $494          $238           $252
 Paid-in capital in
   excess of par        39,700,520     55,967,600    29,001,287     24,748,931
 Undistributed net
   investment income         2,079          3,162            --          1,947
 Undistributed net
   realized (loss) gain
   on investments        (132,792)         49,087        24,300         26,564
 Net unrealized
   appreciation on
   investments           1,129,200     17,573,431     6,963,975      4,386,739
                       -----------    -----------   -----------    -----------
NET ASSETS             $40,699,407    $73,593,774   $35,989,800    $29,164,433
                       ===========    ===========   ===========    ===========

CAPITAL STOCK,
 $.0001 PAR VALUE:
 Authorized            125,000,000    125,000,000   125,000,000    125,000,000
 Issued and outstanding  4,002,347      4,943,119     2,381,034      2,519,030

NET ASSET VALUE,
REDEMPTION PRICE AND
OFFERING PRICE PER SHARE    $10.17         $14.89        $15.12         $11.58
                            ======         ======        ======         ======


See notes to financial statements.

                                       10



STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997


                    FIXED INCOME    EQUITY INCOME    EQUITY GROWTH    BALANCED
                        FUND            FUND             FUND           FUND
                        -----           -----            -----         -----

INVESTMENT INCOME:
  Interest           $2,528,661    $    135,731    $     74,032    $   773,885
  Dividends                  --       1,832,246         167,111        350,081
                    -----------     -----------     -----------    -----------
                      2,528,661       1,967,977         241,143      1,123,966
                    -----------     -----------     -----------    -----------

EXPENSES:
  Investment
    advisory fees       232,718         633,726         291,466        289,730
  Administration and
    fund accounting
    fees                 66,698         108,782          49,986         49,816
  Shareholder
    servicing fees       31,793          35,581          30,207         29,510
  Federal and state
    registration fees    23,113          20,139          17,305         12,825
  Pricing fees           11,076           3,267           4,863         15,536
  Legal fees              9,690          15,081           6,799          6,912
  Other                   7,749          13,019           5,929          6,201
  Audit fees              7,159          14,586           7,334          5,283
  Reports to
    shareholders          6,976          11,704           5,451          5,222
  Custody fees            6,494           6,718          11,308         14,135
  Amortization of
    organization
    expenses             2,930           2,930           2,930          2,930
  Insurance                554             817             342            441
                   -----------     -----------     -----------    -----------
  Total expenses
    before waiver      406,950         866,350         433,920        438,541
  Waiver of fees      (22,939)              --              --       (19,189)
                   -----------     -----------     -----------    -----------
    Net Expenses       384,011         866,350         433,920        419,352
                   -----------     -----------     -----------    -----------

NET INVESTMENT
  INCOME (LOSS)      2,144,650       1,101,627       (192,777)        704,614
                   -----------     -----------     -----------    -----------

REALIZED AND
  UNREALIZED GAIN:
  Net realized gain
    on investments     312,887       7,883,317       4,823,830      4,158,125
  Change in unrealized
    appreciation/
    depreciation
    on investments     751,968       6,152,105       2,770,587        341,855
                   -----------     -----------     -----------    -----------
    Net Gain on
      Investments    1,064,855      14,035,422       7,594,417      4,499,980
                   -----------     -----------     -----------    -----------

NET INCREASE IN NET
  ASSETS RESULTING
  FROM OPERATIONS   $3,209,505     $15,137,049      $7,401,640     $5,204,594
                   ===========     ===========     ===========    ===========


See notes to financial statements.

                                       11



STATEMENTS OF CHANGES IN NET ASSETS


                           FIXED INCOME                   EQUITY INCOME
                               FUND                            FUND
                              ------                          ------

                       Year           Year              Year           Year
                       ended          ended            ended          ended
                     Dec. 31,       Dec. 31,          Dec. 31,       Dec. 31,
                       1997           1996              1997           1996
                     --------       --------          --------       --------
OPERATIONS:
  Net investment
    income (loss)   $ 2,144,650  $ 1,942,653      $ 1,101,627     $  855,841
  Net realized gain
    investments         312,887       41,413        7,883,317      2,920,709
  Change in
    unrealized
    preciation/
    depreciation
    investments         751,968    (940,079)        6,152,105      5,216,409
                    -----------  -----------      -----------    -----------
  Net Increase in
    Net sets
    Resulting from
    Operations        3,209,505    1,043,987       15,137,049      8,992,959
                    -----------  -----------      -----------    -----------

DISTRIBUTIONS OF:
  Net investment
    income          (2,134,527)  (1,957,366)      (1,102,951)      (849,533)
  Net realized
    gains                    --           --      (7,778,616)    (2,896,588)
                    -----------  -----------      -----------    -----------
    Total
    Distributions   (2,134,527)  (1,957,366)      (8,881,567)    (3,746,121)
                    -----------  -----------      -----------    -----------

CAPITAL SHARE
  TRANSACTIONS:
  Shares sold        12,103,388    4,792,119       18,210,707      8,087,479
  Shares issued to
    holders in
    reinvestment of
    distributions     1,989,387    1,821,795        8,413,974      3,659,747
  Shares redeemed  (11,697,340)  (4,088,392)      (13,470,678)    (4,912,154)
                    -----------  -----------       -----------    -----------
    Net Increase
      (Decrease)      2,395,435    2,525,522       13,154,003      6,835,072
                    -----------  -----------      -----------    -----------

TOTAL INCREASE
  (DECREASE) IN
  NET ASSETS          3,470,413    1,612,143       19,409,485     12,081,910

NET ASSETS:
  Beginning of
   period            37,228,994   35,616,851       54,184,289     42,102,379
                    -----------  -----------      -----------    -----------
  End of period     $40,699,407  $37,228,994      $73,593,774    $54,184,289
                    ===========  ===========      ===========    ===========

                                       12



STATEMENTS OF CHANGES IN NET ASSETS (CONT'D.)


                                 EQUITY GROWTH                   BALANCE
                                     FUND                          FUND
                                    ------                        ------
                             Year           Year           Year          Year
                            ended           ended         ended         ended
                           Dec. 31,       Dec. 31,       Dec. 31,      Dec. 31,
                             1997           1996           1997          1996
                           --------       --------       --------      --------
OPERATIONS:
  Net investment
    income (loss)       $ (192,777)     $ (104,488)    $ 704,614      $ 620,320
  Net realized gain
    on investments        4,823,830       2,335,310    4,158,125      2,202,647
  Change in unrealized
    appreciation/
    depreciation on
    investments           2,770,587       1,597,211      341,855      1,145,135
                        -----------     -----------  -----------    -----------
  Net Increase in Net
    Assets Resulting
    from Operations       7,401,640       3,828,033    5,204,594      3,968,102
                        -----------     -----------  -----------    -----------
DISTRIBUTIONS OF:
  Net investment income          --              --    (702,886)      (625,655)
  Net realized gains    (4,594,461)     (2,224,193)  (4,125,005)    (2,179,125)
                        -----------     -----------  -----------    -----------
    Total Distributions (4,594,461)     (2,224,193)  (4,827,891)    (2,804,780)
                        -----------     -----------  -----------    -----------

CAPITAL SHARE
  TRANSACTIONS:
  Shares sold            10,876,722       4,869,180    5,618,053      2,339,062
  Shares issued to
    holders in
    reinvestment of
    distributions         4,482,036       2,190,052    4,470,988      2,785,184
  Shares redeemed        (4,769,299)     (1,981,568) (10,971,318)    (3,396,378)
                        -----------     -----------   -----------    -----------
    Net Increase
      (Decrease)         10,589,459       5,077,664     (882,277)      1,727,868
                        -----------     -----------   -----------    -----------

TOTAL INCREASE
  (DECREASE) IN
  NET ASSETS             13,396,638       6,681,504     (505,574)      2,891,190

NET ASSETS:
  Beginning of period    22,593,162      15,911,658   29,670,007      26,778,817
                        -----------     -----------  -----------     -----------
  End of period         $35,989,800     $22,593,162  $29,164,433     $29,670,007
                        ===========     ===========  ===========     ===========


See notes to financial statements.

                                       13



FINANCIAL HIGHLIGHTS

                                            FIXED INCOME
                                                FUND
                                               -----

                                                                        Jan. 3,
                          Year           Year          Year             1994<F1>
                         ended           ended         ended            through
                        Dec. 31,       Dec. 31,      Dec. 31,          Dec. 31,
                          1997           1996          1995              1994
                         ------         ------        ------            ------

Net Asset Value,
  Beginning of Period     $9.90         $10.17         $9.24            $10.00

Income from Investment
  Operations:
  Net investment
    income (loss)          0.55           0.54          0.54              0.46
  Net realized and
    unrealized gains
    (losses) on
    investments            0.27         (0.27)          0.93            (0.77)
                        -------        -------       -------           -------
    Total from
     Investment
     Operations            0.82           0.27          1.47            (0.31)
                        -------        -------       -------           -------
Less Distributions:
  Dividends from net
    investment
    income                (0.55)         (0.54)        (0.54)            (0.45)
  Distributions
    from net
    realized gains           --             --            --                --
                        -------        -------       -------           -------
    Total
     Distributions       (0.55)         (0.54)        (0.54)            (0.45)
                        -------        -------       -------           -------

Net Asset Value,
  End of Period          $10.17         $9.90        $10.17             $9.24
                        =======       =======       =======           =======

Total Return<F2>           8.54%         2.83%        16.26%           (3.09)%

Supplemental Data
  and Ratios:
  Net assets, end of
    period (in
    thousands)          $40,699       $37,229       $35,617          $28,147
Ratio to Average
  Net Assets of:<F3>
  Expenses, net of
    waivers and
    reimbursements        0.99%         1.00%         0.98%            1.00%
  Expenses, before
    waivers and
    reimbursements        1.05%         1.03%         0.98%            1.11%
  Net investment
    income (loss),
    net of waivers
    and reimbursements    5.54%         5.44%         5.46%            4.84%
  Net investment
    income (loss),
    before waivers
    and reimbursements    5.48%         5.41%         5.46%            4.73%
Portfolio turnover
  rate<F2>                  02%          169%          126%             139%
Average commission rate
  paid on portfolio
  investment
  transactions<F4>         N/A           N/A           N/A              N/A



<F1> Commencement of operations.
<F2> Not annualized for the period January 3, 1994 through December 31, 1994.
<F3> Annualized for the period January 3, 1994 through December 31, 1994.
<F4> Disclosure of this rate is required by the Securities and Exchange
     Commission on a prospective basis beginning in 1996.


See notes to financial statements.

                                       14



FINANCIAL HIGHLIGHTS (CONT'D.)

                                              EQUITY INCOME
                                                   FUND
                                                  -----

                                                                    Jan. 3,
                              Year          Year         Year        1994<F1>
                             ended         ended        ended        through
                            Dec. 31,      Dec. 31,     Dec. 31,     Dec. 31,
                              1997          1996         1995         1994
                            -------       -------      -------       -------

Net Asset Value,
  Beginning of Period       $13.26         $11.83        $9.39        $10.00

Income from Investment
  Operations:
  Net investment
    income (loss)             0.26           0.23         0.28          0.32
  Net realized and
    unrealized gains
    (losses) on
     investments              3.40           2.18         3.03        (0.61)
                           -------        -------      -------       -------
    Total from
      Investment
      Operations              3.66           2.41         3.31        (0.29)
                           -------        -------      -------       -------

Less Distributions:
  Dividends from net
    investment income        (0.26)         (0.23)       (0.28)        (0.32)
  Distributions from net
    realized gains           (1.77)         (0.75)       (0.59)            --
                           -------        -------      -------       -------
    Total Distributions      (2.03)         (0.98)       (0.87)        (0.32)
                           -------        -------      -------       -------

Net Asset Value,
  End of Period             $14.89         $13.26       $11.83         $9.39
                           =======        =======      =======       =======

Total Return<F2>            27.85%         20.43%       35.62%       (2.93)%

Supplemental Data
  and Ratios:
  Net assets, end of
  period (in thousands)    $73,594        $54,184      $42,102       $32,217
Ratio to Average
  Net Assets of:<F3>
  Expenses, net
    of waivers
    and reimbursements       1.37%          1.40%        1.37%         1.45%
  Expenses, before
    waivers and
    reimbursements           1.37%          1.40%        1.37%         1.45%
  Net investment
    income (loss),
    net of waivers
    and reimbursements       1.74%          1.79%        2.47%         3.33%
  Net investment
    income (loss),
    before waivers
    and reimbursements       1.74%          1.79%        2.47%         3.33%
Portfolio turnover
  rate<F2>                     42%            32%          40%          106%
Average commission rate
  paid on portfolio
  investment
  transactions<F4>         $0.0562        $0.0554          N/A           N/A



                                             EQUITY GROWTH
                                                  FUND
                                                 -----

                                                                    Jan. 3,
                            Year            Year         Year       1994<F1>
                           ended           ended        ended       through
                        Dec. 31,        Dec. 31,     Dec. 31,      Dec. 31,
                            1997            1996         1995          1994
                         -------         -------      -------       -------

Net Asset Value,
  Beginning of Period     $13.45          $12.13        $9.31        $10.00

Income from Investment
  Operations:
  Net investment
    income (loss)           0.06          (0.06)       (0.01)          0.01
  Net realized and
    unrealized gains
    (losses) on
    investments             3.81            2.84         2.83        (0.69)
                         -------         -------      -------       -------
    Total from
      Investment
      Operations            3.87            2.78         2.82        (0.68)
                         -------         -------      -------       -------

Less Distributions:
  Dividends from net
    investment income         --              --           --        (0.01)
  Distributions from
    net realized gains    (2.20)          (1.46)           --            --
                         -------         -------      -------       -------
    Total Distributions   (2.20)          (1.46)           --        (0.01)
                         -------         -------      -------       -------

Net Asset Value,
  End of Period           $15.12          $13.45       $12.13         $9.31
                         =======         =======      =======       =======

Total Return<F2>           28.97%          22.90%       30.29%       (6.78)%

Supplemental Data
  and Ratios:
  Net assets, end of
    period (in
    thousands)           $35,990         $22,593      $15,912       $10,104
Ratio to Average
  Net Assets of:<F3>
  Expenses, net
    of waivers
    and reimbursements     1.49%           1.50%        1.50%         1.50%
  Expenses, before
    waivers and
    reimbursements         1.49%           1.54%        1.61%         1.76%
  Net investment income
    (loss), net
    of waivers
    and reimbursements   (0.66)%         (0.55)%      (0.10)%         0.14%
  Net investment
    income (loss),
    before waivers
    and reimbursements   (0.66)%         (0.59)%      (0.21)%       (0.12)%
Portfolio turnover
  rate<F2>                  104%            112%         102%           98%
Average commission rate
  paid on portfolio
  investment
  transactions<F4>       $0.0624         $0.0649          N/A           N/A


See notes to financial statements.

                                       15



FINANCIAL HIGHLIGHTS (CONT'D.)

                                                            BALANCED
                                                              FUND
                                                             -----

                                                                     Jan. 3,
                            Year           Year         Year         1994<F1>
                           ended           ended        ended        through
                          Dec. 31,       Dec. 31,     Dec. 31,       Dec. 31,
                            1997           1996         1995           1994
                          -------         -------      -------       -------

Net Asset Value,
  Beginning of Period     $11.53          $11.03        $9.43         $10.00

Income from Investment
  Operations:
  Net investment
    income (loss)           0.31            0.26         0.32           0.26
  Net realized and
    unrealized gains
    (losses) on
    investments             1.95            1.41         1.84         (0.57)
                         -------         -------      -------        -------
    Total from
      Investment
      Operations            2.26            1.67         2.16         (0.31)
                         -------         -------      -------        -------

Less Distributions:
  Dividends from net
    investment income     (0.30)          (0.26)       (0.33)         (0.26)
  Distributions from
    net realized gains    (1.91)          (0.91)       (0.23)             --
                         -------         -------      -------        -------
    Total Distributions   (2.21)          (1.17)       (0.56)         (0.26)
                         -------         -------      -------        -------

Net Asset Value,
  End of Period           $11.58          $11.53       $11.03          $9.43
                         =======         =======      =======        =======


Total Return<F2>           19.91%          15.29%       23.14%        (3.06)%

Supplemental Data
  and Ratios:
  Net assets, end of
    period (in
    thousands)           $29,164         $29,670      $26,779        $30,114
Ratio to Average Net
  Assets of:<F3>
  Expenses, net
    of waivers
    and reimbursements     1.45%           1.44%        1.46%          1.49%
  Expenses, before
    waivers and
    reimbursements         1.52%           1.49%        1.46%          1.49%
  Net investment income,
    net of waivers and
    reimbursements         2.44%           2.23%        2.93%          2.75%
  Net investment income,
    before waivers and
    reimbursements         2.37%           2.18%        2.93%          2.75%
Portfolio turnover
  rate<F2>                   94%            111%         118%           111%
Average commission rate
  paid on portfolio
  investment
  transactions<F4>       $0.0586         $0.0635          N/A            N/A



<F1> Commencement of operations.
<F2> Not annualized for the period January 3, 1994 through December 31, 1994.
<F3> Annualized for the period January 3, 1994 through December 31, 1994.
<F4> Disclosure of this rate is required by the Securities and Exchange
Commission on a prospective basis beginning in 1996.


See notes to financial statements.

                                       16



                               FIXED INCOME FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997


  Principal
    Amount                                                          Value
-----------                                                       ---------

                    FIXED INCOME BONDS 90.65%

                    ASSET-BACKED SECURITIES 13.75%
      $850,000      Amresco Residential Securities
                    Mortgage Loan Trust,
                    8.075%, 4/25/26                                $916,878
       300,000      Amresco Residential Securities
                    Mortgage Loan Trust,
                    7.615%, 3/25/27                                 310,122
       275,000      Amresco Residential Securities
                    Mortgage Loan Trust,
                    7.05%, 4/25/27                                  285,211
       300,000      California Infrastructure SCA 97-1A5,
                    6.28%, 9/25/05                                  301,290
       375,000      Chase Manhattan Auto Owner Trust,
                    6.25%, 11/15/00                                 376,568
       375,000      Citibank Credit Card Master Trust,
                    6.55%, 2/16/04                                  380,186
       300,000      Ford Credit Auto Trust,
                    6.50%, 11/15/99                                 305,046
       372,494      IMC Home Equity Loan Trust
                    1997-4 A, 6.1837%, 10/20/27                     372,382
       375,000      MBNA Master Credit Card Trust,
                    6.60%, 11/15/04                                 383,130
       400,000      Olympic Auto Trust,
                    6.625%, 12/15/02                                406,000
       375,000      Providian Master Trust, 97-4A,
                    6.25%, 6/15/07                                  375,937
       500,000      Saxon Asset Securities Trust 97-3 AF6,
                    6.73%, 2/25/27                                  502,578
       375,000      UCFC Home Equity Loan Trust,
                    7.825%, 12/15/27                                394,830
       286,918      UFSB Trust 1993-C A,
                    4.875%, 2/15/00                                 284,212
                                                                -----------
                                                                  5,594,370
                                                                -----------

                    CORPORATE BONDS 52.11%
      $467,000      American Express Credit Corp.,
                    8.50%, 6/15/99                                 $483,191
       525,000      Associates Corp. of North America,
                    7.75%, 2/15/05                                  565,467
       500,000      BarclaysAmerican Corp.,
                    7.875%, 8/15/98                                 505,570
       400,000      Bear Stearns Corp.,
                    6.75%, 12/15/07                                 404,172
       655,000      Bellsouth Capital Funding,
                    6.04%, 11/15/26                                 661,203
       600,000      Citicorp, 8.00%, 2/1/03                         642,402
       375,000      Coca-Cola Enterprises, Inc.,
                    7.00%, 10/1/26                                  398,441
       600,000      Commercial Credit Co.,
                    7.875%, 2/1/25                                  692,688
       420,000      Compania Telecom Chile,
                    7.625%, 7/15/06                                 429,626
       400,000      Corporation Andina de Fomento,
                    7.10%, 2/1/03                                   410,032
       350,000      El Paso Natural Gas Co.,
                    6.75%, 11/15/03                                 355,845
       350,000      First Maryland Bancorp,
                    7.20%, 7/1/07                                   364,753
       800,000      Ford Motor Credit,
                    8.375%, 1/15/00                                 835,392
       629,000      General Electric Capital Corp.,
                    8.30%, 9/20/09                                  726,432
       600,000      General Motors Acceptance Corp.,
                    8.875%, 6/1/10                                  715,080
       400,000      Global Marine Inc.,
                    7.125%, 9/1/07                                  411,464
       500,000      Grace (W.R.) & Co.,
                    8.00%, 8/15/04                                  539,025
       550,000      Grand Metropolitan Investment PLC,
                    7.45%, 4/15/35                                  606,942
       600,000      Heller Financial Corp.,
                    9.375%, 3/15/98                                 603,894

                                       17




                               FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONT'D.)
                               DECEMBER 31, 1997


  Principal
    Amount                                                     Value
-----------                                                 ----------

                    CORPORATE BONDS 52.11% (CONT'D.)
      $850,000      Household Finance Corp.,
                    7.125%, 4/30/99                        $  861,509
       725,000      Hydro Quebec,
                    8.05%, 7/7/24                             838,774
       190,000      Lasmo, Inc.,
                    7.30%, 11/15/27 callable                  194,665
       850,000      Lehman Brothers, Inc.,
                    8.80%, 3/1/15                           1,001,045
       400,000      Lockheed Martin Corp.,
                    6.85%, 5/15/01                            406,400
       350,000      Nabisco, Inc.,
                    7.55%, 6/15/15                            366,513
       300,000      NationsBank Corp.,
                    8.57%, 11/15/24                           361,341
       590,000      New Jersey Bell Telephone Co.,
                    7.85%, 11/15/29                           693,215
       200,000      Norfolk Southern Corp.,
                    6.95%, 5/1/02                             205,464
       500,000      Norwest Financial, Inc.,
                    6.00%, 8/1/99                             500,120
       500,000      Pacific Gas & Electric Co.,
                    7.67%, 12/15/98                           507,685
       380,000      Penney (J.C.) & Co.,
                    7.40%, 4/1/37                             411,259
       385,000      Rodamco NV,
                    7.30%, 5/15/05                            407,322
       400,000      Rollins Truck Leasing Corp.,
                    7.00%, 3/15/01                            407,928
       400,000      Salomon, Inc.,
                    7.30%, 5/15/02                            413,072
       650,000      Southern California Edison Co.,
                    5.60%, 12/15/98                           647,563
       420,000      Tenneco, Inc.,
                    8.075%, 10/1/02                           446,708
       380,000      US West Capital Funding, Inc.,
                    6.85%, 1/15/02                            386,099
      $880,000      WMX Technologies, Inc.,
                    6.65%, 5/15/05                            892,144
       900,000      Xerox Corp.,
                    5.875%, 6/15/37                           908,055
                                                          -----------
                                                           21,208,500
                                                          -----------

                    U.S. GOVERNMENT AGENCIES 11.66%
       400,000      Federal Farm Credit,
                    6.35%, 10/22/01                           400,384
       699,083      FHLMC, Pool 555316,
                    9.00%, 6/1/19                             742,559
       475,000      FNMA, 4.875%, 10/15/98                    472,312
       400,000      FNMA, 6.08%, 9/3/03                       395,316
       850,000      FNMA, Series 1994-59, Class PE,
                    5.00%, 3/25/22                            821,721
       975,000      FNR 1994-30E,
                    5.75%, 11/25/17                           966,118
       325,000      Guaranteed Export Certificates,
                    6.28%, 6/15/04                            327,106
       600,000      Tennessee Valley Authority,
                    6.235%, 7/15/45                           619,776
                                                          -----------
                                                            4,745,292
                                                          -----------

                    U.S. TREASURY OBLIGATIONS 13.13%
       785,000      U.S. Treasury Bond,
                    8.875%, 8/15/17                          1,041,514
       680,000      U.S. Treasury Bond,
                    8.00%, 11/15/21                            847,844
       400,000      U.S. Treasury Note,
                    5.625%, 11/30/98                           400,064
     1,400,000      U.S. Treasury Note,
                    6.25%, 8/31/00                           1,418,298
        40,000      U.S. Treasury Note,
                    6.50%, 5/31/02                              41,159
       425,000      U.S. Treasury Note,
                    7.25%, 8/15/04                             459,378

                                       18


                               FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONT'D.)
                               DECEMBER 31, 1997


      Principal
       Amount                                                  Value
    -----------                                             ----------

                    U.S. TREASURY OBLIGATIONS 13.13%
                      (CONT'D.)
    $  500,000      U.S. Treasury Note,
                    7.50%, 2/15/05                         $   549,560
       270,000      U.S. Treasury Strips, 2/15/20               71,623
     2,160,000      U.S. Treasury Strips, 11/15/21             515,894
                                                           -----------
                                                             5,345,334
                                                           -----------

                    Total Fixed Income Bonds
                    (cost $35,764,295)                      36,893,496
                                                           -----------

                    SHORT-TERM INVESTMENTS 7.98%
     2,000,000      Associates Corp., Commercial Paper,
                    6.25%, 1/2/98                            2,000,000
     1,246,447      UMB Bank, n.a., Money Market
                    Fiduciary, Demand Deposit, 4.4%          1,246,447
                                                           -----------

                    Total Short-term Investments
                    (cost $3,246,447)                       3,246,447
                                                           -----------

                    Total Investments 98.63%
                    (cost $39,010,743)                      40,139,943

                    Other assets
                    less liabilities 1.37%                 $   559,464
                                                           -----------


                    Net Assets 100.00%                     $40,699,407
                                                           ===========


See notes to financial statements.

                                       19



                               EQUITY INCOME FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997


       Number
     of Shares                                                Value
    -----------                                            -----------

                    COMMON STOCKS 91.56%

                    APPAREL 0.94%
        15,000      VF Corp.                               $   689,063
                                                           -----------

                    AUTOMOTIVE RELATED
                    INDUSTRIES 3.85%
        17,800      Chrysler Corp.                             626,337
        32,500      Ford Motor Co.                           1,582,344
        15,100      B.F. Goodrich Co.                          625,706
                                                           -----------
                                                             2,834,387
                                                           -----------

                    BANKING 5.43%
        16,100      Bankers Trust New York Corp.             1,810,244
         5,600      Chase Manhattan Corp.                      613,200
        27,500      PNC Bank Corp.                           1,569,219
                                                           -----------
                                                             3,992,663
                                                           -----------

                    BREWERIES 0.96%
        16,000      Anheuser-Busch Cos., Inc.                  704,000
                                                           -----------

                    CHEMICALS 4.80%
        21,000      Chemed Corp.                               870,188
         6,800      Dow Chemical Co.                           690,200
        12,600      du Pont (E.I.) de Nemours and Co.          756,788
        14,400      Union Carbide Corp.                        618,300
        18,900      Westvaco Corp.                             594,169
                                                           -----------
                                                             3,529,645
                                                           -----------

                    COMPUTER EQUIPMENT 2.46%
        17,300      International Business Machines Corp.    1,808,931
                                                           -----------

                    COMPUTER SERVICES 1.18%
        19,800      Electronic Data Systems Corp.              869,962
                                                           -----------


                    CONSTRUCTION 1.25%
         9,000      Vulcan Materials Corp.                     919,125
                                                           -----------

                    CONSUMER PRODUCTS 0.98%
        18,500      American Greetings Corp., Class A          723,812
                                                           -----------

                    CONSUMER SERVICES 1.03%
        32,916      Jostens, Inc.                              759,125
                                                           -----------

                    DRUGS 1.88%
         8,400      American Home Products Corp.               642,600
        20,200      Pharmacia & Upjohn, Inc.                   739,825
                                                           -----------
                                                             1,382,425
                                                           -----------

                    ELECTRIC UTILITIES 6.13%
        21,700      DTE Energy Co.                             752,719
        27,610      Duke Energy Corp.                        1,528,904
        11,700      FPL Group, Inc.                            692,494
        30,600      PP&L Resources, Inc.                       732,487
        32,900      Washington Water Power Co.                 799,881
                                                           -----------
                                                             4,506,485
                                                           -----------

                    ELECTRONICS 3.48%
        32,400      AMP, Inc.                                1,360,800
        16,300      General Electric Co.                     1,196,012
                                                           -----------
                                                             2,556,812
                                                           -----------


                    FINANCIAL SERVICES 0.68%
        25,200      Capstead Mortgage Corp.                    502,425
                                                           -----------

                    FOOD 3.16%
        34,300      Supervalu, Inc.                          1,436,312
        19,550      Sysco Corp.                                890,747
                                                           -----------
                                                             2,327,059
                                                           -----------

                    HOLDING COMPANIES 2.37%
        10,600      Fortune Brands, Inc.                       392,862
        36,100      RJR Nabisco Holdings Corp.               1,353,750
                                                           -----------
                                                             1,746,612
                                                           -----------


                                       20



                               EQUITY INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONT'D.)
                               DECEMBER 31, 1997


     Number
    of Shares                                                 Value
   -----------                                             -----------

                    HOSPITAL MANAGEMENT AND
                    SERVICES 0.54%
        13,500      Columbia/HCA Healthcare Corp.          $   399,938
                                                           -----------

                    HOUSEHOLD APPLIANCES 1.08%
        21,400      Maytag Corp.                               798,487
                                                           -----------

                    HOUSEHOLD PRODUCTS 0.82%
        28,950      Dial Corp.                                 602,522
                                                           -----------

                    INSURANCE 5.84%
        18,800      American General Corp.                   1,016,375
         4,000      CIGNA Corp.                                692,250
         3,450      General Re Corp.                           731,400
        17,800      MBIA, Inc.                               1,189,263
        14,900      Ohio Casualty Corp.                        664,912
                                                           -----------
                                                             4,294,200
                                                           -----------

                    LEISURE 2.34%
        56,800      Brunswick Corp.                          1,721,750
                                                           -----------

                    MANUFACTURING 0.88%
        11,800      Whirlpool Corp.                            649,000
                                                           -----------

                    METAL PRODUCTS 0.73%
         7,600      Aluminum Company of America                534,850
                                                           -----------

                    MINING 0.69%
         8,200      Phelps Dodge Corp.                         510,450
                                                           -----------

                    NATURAL GAS UTILITIES 5.24%
        15,600      El Paso Natural Gas Co.                  1,037,400
        17,000      Equitable Resources, Inc.                  601,375
        17,100      NICOR, Inc.                                721,406
        25,300      Pacific Gas & Electric Co.                 770,069
        18,400      Peoples Energy Corp.                       724,500
                                                           -----------
                                                             3,854,750
                                                           -----------

                    OFFICE EQUIPMENT 0.87%
        14,000      Harris Corp.                           $   642,250
                                                           -----------

                    OIL AND GAS 12.66%
        10,600      Amerada Hess Corp.                         581,675
         7,200      Amoco Corp.                                612,900
         9,000      Atlantic Richfield Co.                     721,125
        20,892      Burlington Resources, Inc.*                936,223
         9,000      Chevron Corp.                              693,000
        25,200      Occidental Petroleum Corp.                 738,675
        15,900      Repsol SA-ADR                              676,744
        20,900      Texaco, Inc.                             1,136,437
        10,000      Tidewater, Inc.                            551,250
        22,000      Transocean Offshore, Inc.                1,060,125
        21,100      Ultramar Diamond Shamrock Corp.            672,563
        33,000      Williams Cos., Inc.                        936,375
                                                           -----------
                                                             9,317,092
                                                           -----------

                    PERSONAL SERVICES 1.10%
        22,000      Service Corp. International                812,625
                                                           -----------

                    PRINTING AND PUBLISHING 1.54%
        20,600      Deluxe Corp.                               710,700
        20,300      Harland (John H.) Co.                      426,300
                                                           -----------
                                                             1,137,000
                                                           -----------

                    RAILROADS 0.85%
        18,400      Illinois Central Corp., Series A           626,750
                                                           -----------

                    REAL ESTATE 1.59%
        20,400      Excel Realty Trust, Inc.                   642,600
        31,900      Thornburg Mortgage Asset Corp.             526,350
                                                           -----------
                                                             1,168,950
                                                           -----------

                    RETAIL 0.93%
        11,400      Penney (J.C.) Co., Inc.                    687,563
                                                           -----------

                    SEMICONDUCTORS 1.16%
        12,100      Intel Corp.                                850,025
                                                           -----------

                                       21



                               EQUITY INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONT'D.)
                               DECEMBER 31, 1997


       Number
     of Shares                                                 Value
    -----------                                            -----------

                    STEEL/IRON 1.72%
        13,600      Nucor Corp.                            $   657,050
        19,500      USX-US Steel Group, Inc.                   609,375
                                                           -----------
                                                             1,266,425
                                                           -----------

                    TELECOMMUNICATIONS 6.55%
         8,100      Bell Atlantic Corp.                        737,100
        18,200      GTE Corp.                                  950,950
        10,000      SBC Communications, Inc.                   732,500
        33,000      Southern New England
                    Telecommunications Corp.                 1,660,313
        16,400      US West Communications Group               740,050
                                                           -----------
                                                             4,820,913
                                                           -----------

                    TEXTILES 1.00%
        14,100      Springs Industries, Inc., Class A          733,200
                                                           -----------

                    TOBACCO PRODUCTS 1.16%
        18,800      Philip Morris Cos., Inc.                   851,875
                                                           -----------

                    TRANSPORTATION 1.69%
        18,000      Alexander & Baldwin, Inc.                  491,625
        10,400      GATX Corp.                                 754,650
                                                           -----------
                                                             1,246,275
                                                           -----------

                    Total Common Stocks
                    (cost $49,750,327)                     $67,379,421
                                                           -----------

                    CONVERTIBLE BONDS 0.75%
    $  610,000      Quantum Corp.,
                    7.00%, 8/1/04                          $   554,337
                                                           -----------

                    Total Convertible Bonds
                    (cost $610,000)                            554,337
                                                           -----------

                    SHORT-TERM INVESTMENTS 7.61%

     5,600,449      UMB Bank, n.a., Money Market
                    Fiduciary, Demand Deposit, 4.4%          5,600,449
                                                           -----------

                    Total Short-term Investments
                    (cost $5,600,449)                        5,600,449
                                                           -----------

                    Total Investments 99.92%
                    (cost $55,960,776)                      73,534,207

                    Other assets
                    less liabilities 0.08%                      59,567
                                                           -----------

                    Net Assets 100.00%                     $73,593,774
                                                           ===========

        See notes to financial statements.

                                       22



                               EQUITY GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997


      Number
    of Shares                                                 Value
    ---------                                              -----------


                    COMMON STOCKS 95.00%

                    ADVERTISING 2.07%
         3,400      Catalina Marketing Corp.*              $   157,250
        15,325      Outdoor Systems, Inc.*                     588,097
                                                           -----------
                                                               745,347
                                                           -----------

                    APPAREL 0.79%
         4,700      Nordstrom, Inc.                            283,762
                                                           -----------

                    AUTOMOTIVE RELATED
                    INDUSTRIES 0.62%
         5,500      Federal-Mogul Corp.                        222,750
                                                           -----------

                    BANKING 4.84%
         3,800      BankAmerica Corp.                          277,400
         2,800      Chase Manhattan Corp.                      306,600
         1,100      Citicorp                                   139,081
         2,600      First American Corp.                       129,350
         2,500      Peoples Heritage Financial Group, Inc.     115,000
         6,150      Travelers Group, Inc.                      331,331
         3,200      U.S. Bancorp                               358,200
         2,679      Washington Federal, Inc.                    84,221
                                                           -----------
                                                             1,741,183
                                                           -----------

                    BUSINESS SERVICES 8.47%
        19,100      Accustaff, Inc.*                           439,300
         7,700      Adminstaff, Inc.*                          199,238
         5,600      Cognizant Corp.                            249,550
         6,700      Data Processing Resources Corp.*           170,850
         8,800      Fiserv, Inc.*                              432,300
        12,000      Maximus, Inc.*                             290,250
         5,950      Paychex, Inc.                              301,219
        11,900      Pittson Brink's Group                      478,975
        12,800      Republic Industries, RII, Inc.             298,400
         5,100      Snyder Communications, Inc.*               186,150
                                                           -----------
                                                             3,046,232
                                                           -----------


                    CHEMICALS 1.51%
         6,300      Allied-Signal, Inc.                    $   245,306
        12,600      Millennium Chemicals, Inc.                 296,888
                                                           -----------
                                                               542,194
                                                           -----------

                    COMMERCIAL SERVICES 0.48%
         4,700      Corrections Corp. of America*              174,194
                                                           -----------

                    COMMUNICATIONS 1.10%
        13,100      WorldCom, Inc.*                            396,275
                                                           -----------

                    COMPUTER EQUIPMENT 1.55%
         4,500      Adaptec, Inc.*                             167,063
         4,600      Comverse Technology, Inc.*                 179,400
         5,000      Iomega Corp.                                62,188
         7,500      Sequent Computer Systems, Inc.*            150,000
                                                           -----------
                                                               558,651
                                                           -----------

                    COMPUTER SERVICES 7.03%
         8,600      Complete Business Solutions, Inc.*         374,100
         9,300      Computer Associates
                    International, Inc.                        491,738
        10,550      Computer Horizons Corp.*                   480,025
         5,600      Equifax, Inc.                              198,450
        11,400      Keane, Inc.*                               463,125
        16,900      Sungard Data Systems, Inc.*                523,900
                                                           -----------
                                                             2,531,338
                                                           -----------

                    COMPUTER SOFTWARE 4.95%
         2,200      BMC Software, Inc.*                        144,375
         5,100      CBT Group PLC-ADR*                         418,838
         5,400      Cisco Systems, Inc.*                       301,050
         6,100      HBO & Company                              292,800
         2,300      Microsoft Corp.*                           297,275
         4,400      Transaction Systems Architects, Inc.       167,200
         4,200      Visio Corp.                                161,175
                                                           -----------
                                                             1,782,713
                                                           -----------


                                       23



                               EQUITY GROWTH FUND
                       SCHEDULE OF INVESTMENTS (CONT'D.)
                               DECEMBER 31, 1997


       Number
     of Shares                                              Value
    -----------                                          -----------

                    CONSUMER PRODUCTS 0.72%
         5,500      Westpoint Stevens, Inc.               $  259,875
                                                         -----------

                    DRUGS 5.65%
         5,400      Abbott Laboratories                      354,038
         9,700      Dura Pharmaceuticals, Inc.*              444,987
         4,600      Jones Medical Industries, Inc.           175,950
         1,800      Merck & Co., Inc.                        191,250
         3,900      Pfizer, Inc.                             290,794
         4,500      Schering-Plough Corp.                    279,563
         6,300      Teva Pharmaceutical Industries
                    Ltd.-ADR                                 298,069
                                                         -----------
                                                           2,034,651
                                                         -----------

                    ELECTRONICS 2.17%
         3,200      Amphenol Corp., CL-A*                    178,200
         4,700      General Electric Co.                     344,862
         4,100      Hewlett-Packard Co.                      256,250
                                                         -----------
                                                             779,312
                                                         -----------

                    ELECTRONICS-COMP & MFG. 1.09%
         8,800      Thermo Electron Corp.                    391,600
                                                         -----------

                    ENTERTAINMENT 0.28%
         1,000      WALT Disney Co.                           99,062
                                                         -----------

                    ENVIRONMENTAL SERVICES 0.93%
        11,200      U.S. Filter Corp.*                       335,300
                                                         -----------

                    FINANCIAL SERVICES 2.05%
         8,100      Finova Group, Inc.                       402,469
         1,800      Merrill Lynch & Co., Inc.                131,287
         4,750      SunAmerica, Inc.                         203,062
                                                         -----------
                                                             736,818
                                                         -----------

                    FOOD 1.54%
         4,700      ConAgra, Inc.                            154,219
         1,800      CPC International, Inc.                  193,950
         7,400      International Home Foods, Inc.*          207,200
                                                         -----------
                                                             555,369
                                                         -----------

                    HEALTH CARE EQUIPMENT AND
                    SUPPLIES 0.98%
         8,600      Omnicare, Inc.                           266,600
         1,800      Steris Corp.                              86,850
                                                         -----------
                                                             353,450
                                                         -----------

                    HOME FURNISHINGS 1.80%
        15,400      Furniture Brands International, Inc.*    315,700
         6,100      Miller (Herman), Inc.                    332,831
                                                         -----------
                                                             648,531
                                                         -----------

                    HOSPITAL MANAGEMENT AND
                    SERVICES 2.61%
        10,228      Concentra Managed Care, Inc.*            345,195
        11,400      Healthsouth Corp.                        316,350
         8,400      Tenet Healthcare Corp.*                  278,250
                                                         -----------
                                                             939,795
                                                         -----------

                    HOTELS 1.37%
         8,200      Host Marriott Corp.*                     160,925
         1,300      Marriott International, Inc.              90,025
         5,742      Promus Hotel Corp.*                      241,164
                                                         -----------
                                                             492,114
                                                         -----------

                    HOUSEHOLD PRODUCTS 1.17%
         3,300      Clorox Co.                               260,906
         2,000      Procter & Gamble Co.                     159,625
                                                         -----------
                                                             420,531
                                                         -----------

                    INFORMATION SYSTEMS 0.76%
        10,400      Affiliated Computer Services, Inc.*      273,650
                                                         -----------

                    INSURANCE 4.64%
         3,200      American International Group, Inc.       348,000
         6,800      Conseco, Inc.                            308,975


                                       24


                               EQUITY GROWTH FUND
                       SCHEDULE OF INVESTMENTS (CONT'D.)
                               DECEMBER 31, 1997


       Number
     of Shares                                             Value
    -----------                                         -----------

                    INSURANCE 4.64% (cont'd.)
         3,400      MGIC Investment Corp.               $   226,100
         9,300      Reliastar Financial Corp.               383,044
         4,300      The Equitable Companies, Inc.           213,925
         3,500      UNUM Corp.                              190,312
                                                        -----------
                                                          1,670,356
                                                        -----------

                    MANUFACTURING 6.04%
         6,700      Danaher Corp.                           422,938
         2,700      Gentex Corporation*                      72,562
         4,600      Johnson Controls, Inc.                  219,650
         8,800      Oregon Steel Mills, Inc.                187,550
         6,500      Sybron International Corp.*             305,094
        11,600      Tyco International Ltd.                 522,725
         7,800      Varlen Corp.                            191,222
         6,700      Waters Corp.*                           252,087
                                                        -----------
                                                          2,173,828
                                                        -----------

                    MEDIA 1.06%
         4,800      Clear Channel
                    Communications, Inc.*                   381,300
                                                        -----------

                    OFFICE EQUIPMENT 1.11%
         8,300      United Stationers, Inc.*                399,437
                                                        -----------

                    OIL AND GAS 6.76%
         5,600      Barrett Resources Corp.*                169,400
         4,700      BJ Services Co.*                        338,106
         3,400      Columbia Gas System, Inc.               267,113
        18,400      Global Industries, Ltd.*                312,800
         3,900      Halliburton Co.                         202,556
         1,800      Mobil Corp.                             129,937
         3,300      Santa Fe International Corp.            134,269
         3,000      Schlumberger Ltd.                       241,500
         4,600      Tidewater, Inc.                         253,575
         1,500      Veritas DGC, Inc.*                       59,250
        11,400      Williams Cos., Inc.                     323,475
                                                        -----------
                                                          2,431,981
                                                        -----------

                    REAL ESTATE 1.25%
         6,100      FelCor Suite Hotels, Inc.           $   216,550
         7,200      Security Capital Group,
                      Inc. Class B*                         234,000
                                                        -----------
                                                            450,550
                                                        -----------

                    RESTAURANTS 0.77%
         7,200      Starbucks Corp.*                        276,300
                                                        -----------

                    RETAIL 12.06%
        10,300      Bed Bath and Beyond, Inc.*              396,550
        15,700      Borders Group, Inc.*                    491,606
        10,093      Cendant Corp.                           346,948
        10,300      Costco Companies, Inc.*                 459,638
        23,000      Filene's Basement Corp.*                 92,000
         9,300      Fred Meyer, Inc.                        338,287
        10,100      General Nutrition Cos., Inc.            343,400
         8,050      Home Depot, Inc.                        473,944
         9,300      Michaels Stores, Inc.*                  272,025
         8,300      Office Depot, Inc.                      198,681
        11,200      Renters Choice, Inc.*                   229,600
         6,200      Rent-Way, Inc.*                         114,700
         4,700      Safeway, Inc.*                          297,275
         7,200      Staples, Inc.                           199,800
         1,700      Whole Food Market, Inc.*                 86,912
                                                        -----------
                                                          4,341,366
                                                        -----------

                    SEMICONDUCTORS 0.45%
         2,300      Intel Corp.                             161,575
                                                        -----------

                    TELECOMMUNICATIONS 2.74%
         9,000      ADC Telecommunications, Inc.*           375,750
         9,300      Airtouch COMMUNICATIONS, Inc.           386,531
         2,800      Lucent Technologies, Inc.               223,650
                                                        -----------
                                                            985,931
                                                        -----------

        WASTE DISPOSAL 0.87%
         8,015      U.S.A. Waste Services, Inc.             314,589
                                                        -----------


                                       25



                               EQUITY GROWTH FUND
                       SCHEDULE OF INVESTMENTS (CONT'D.)
                               DECEMBER 31, 1997


       Number
     of Shares                                              Value
    -----------                                         -----------

                    WHOLESALE 0.72%
         3,450      Cardinal Health, Inc.                $  259,181
                                                        -----------

                    Total Common Stock
                    (cost $27,257,116)                   34,191,091
                                                        -----------

     Principal
      Amount
   -----------

                    SHORT-TERM INVESTMENTS 5.32%
    $1,912,900      UMB Bank, n.a., Money Market
                    Fiduciary, Demand Deposit, 4.4%       1,912,900
                                                        -----------

                    Total Short-term Investments
                    (cost $1,912,900)                     1,912,900
                                                        -----------

                    Total Investments 100.32%
                    (cost $29,140,016)                   36,103,991


                    Liabilities less
                    other assets (0.32%)                  (114,191)
                                                        -----------

                    Net Assets 100.00%                  $35,989,800
                                                        ===========

        *Non-income producing security
        See notes to financial statements.

                                       26



                                 BALANCED FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997


        Number
      of Shares                                                  Value
     -----------                                             -----------

                    COMMON STOCKS 58.11%

                    ADVERTISING 0.87%
         1,300      Catalina Marketing Corp.*                $    60,125
         5,075      Outdoor Systems, Inc.*                       194,753
                                                             -----------
                                                                 254,878
                                                             -----------


                    APPAREL 0.41%
         2,600      VF Corp.                                     119,438
                                                             -----------

                    AUTOMOTIVE RELATED
                    INDUSTRIES 1.85%
         3,300      Chrysler Corp.                               116,119
         1,700      Federal-Mogul Corp.                           68,850
         5,100      Ford Motor Co.                               248,306
         2,600      B.F. Goodrich Co.                            107,737
                                                             -----------
                                                                 541,012
                                                             -----------

                    BANKING 2.78%
         3,500      Bankers Trust New York Corp.                 393,531
         1,000      Chase Manhattan Corp.                        109,500
         4,700      PNC Bank Corp.                               268,194
           900      Peoples Heritage Financial Group, Inc.        41,400
                                                             -----------
                                                                 812,625
                                                             -----------

                    BREWERIES 0.38%
         2,500      ANHEUSER-BUSCH COS., INC.                    110,000
                                                             -----------

                    BUSINESS SERVICES 2.63%
         3,600      Accustaff, Inc.*                              82,800
         2,500      Adminstaff, Inc.*                             64,688
         2,400      Data Processing Resources Corp.*              61,200
         2,900      Fiserv, Inc.*                                142,463
         4,400      Maximus, Inc.*                               106,425
         1,855      Paychex, Inc.                                 93,909
         3,900      Pittston Brink's Group                       156,975
         1,600      Snyder Communications, Inc.*                  58,400
                                                             -----------
                                                                 766,860
                                                             -----------

                    CHEMICALS 2.44%
         3,300      Chemed Corp.                                $136,744
         1,300      Dow Chemical Co.                             131,950
         2,000      du Pont (E.I.) de Nemours and Co.            120,125
         4,600      Millennium Chemicals, Inc.                   108,388
         2,500      Union Carbide Corp.                          107,344
         3,400      Westvaco Corp.                               106,888
                                                             -----------
                                                                 711,439
                                                             -----------

                    COMPUTER EQUIPMENT 1.48%
         1,500      Comverse Technology, Inc.*                    58,500
         3,100      International Business
                    Machines Corp.                               324,144
         2,500      Sequent Computer Systems, Inc.*               50,000
                                                             -----------
                                                                 432,644
                                                             -----------

                    COMPUTER SERVICES 2.63%
         3,000      Complete Business Solutions, Inc.*           130,500
         3,800      Computer Horizons Corp.*                     172,900
         2,700      Electronic Data Systems Corp.                118,631
         4,200      Keane, Inc.*                                 170,625
         5,600      Sungard Data Systems, Inc.*                  173,600
                                                             -----------
                                                                 766,256
                                                             -----------

                    COMPUTER SOFTWARE 0.66%
         1,700      CBT Group PLC-ADR*                           139,613
         1,400      Transaction Systems Architects, Inc.*         53,200
                                                             -----------
                                                                 192,813
                                                             -----------

                    CONSTRUCTION 0.39%
         1,100      Vulcan Materials Co.                         112,338
                                                             -----------

                    CONSUMER PRODUCTS 0.79%
         3,200      American Greetings Corp., Class A            125,200
         2,200      Westpoint Stevens, Inc.*                     103,950
                                                             -----------
                                                                 229,150
                                                             -----------

                    CONSUMER SERVICES 0.50%
         6,368      Jostens, Inc.                                146,862
                                                             -----------

                                       27




                                 BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONT'D.)
                               DECEMBER 31, 1997


       Number
     of Shares                                                  Value
    -----------                                              -----------

                    DRUGS 1.83%
         1,500      American Home Products Corp.                $114,750
         3,100      Dura Pharmaceuticals, Inc.*                  142,213
         1,700      Jones Medical Instruments, Inc.               65,025
         2,900      Pharmacia & Upjohn, Inc.                     106,213
         2,200      Teva Pharmaceutical Industries
                    Ltd. ADR                                     104,088
                                                             -----------
                                                                 532,289
                                                             -----------

                    ELECTRIC UTILITIES 2.80%
         3,700      DTE Energy Co.                               128,344
         4,386      Duke Energy Corp.                            242,875
         3,000      FPL Group, Inc.                              177,562
         5,300      PP&L Resources, Inc.                         126,869
         5,800      Washington Water Power Co.                   141,012
                                                             -----------
                                                                 816,662
                                                             -----------

                    ELECTRONICS 1.48%
         5,300      AMP, Inc.                                    222,600
         1,100      Amphenol Corp., Class A                       61,256
         2,000      General Electric Co.                         146,750
                                                             -----------
                                                                 430,606
                                                             -----------

                    FINANCIAL SERVICES 0.78%
         4,400      Capstead Mortgage Corp.                       87,725
         2,800      Finova Group, Inc.                           139,125
                                                              ----------
                                                                 226,850
                                                              ----------

                    FOOD 1.67%
         2,500      International Home Foods, Inc.*               70,000
         5,900      Supervalu, Inc.                              247,063
         3,750      Sysco Corp.                                  170,859
                                                             -----------
                                                                 487,922
                                                             -----------

        HEALTH CARE EQUIPMENT
        AND SUPPLIES 0.38%
         2,600      Omnicare, Inc.                                80,600
           600      Steris Corp.*                                 28,950
                                                             -----------
                                                                 109,550
                                                             -----------

                    HOLDING COMPANIES 0.82%
         6,400      RJR Nabisco Holdings Corp.                  $240,000
                                                             -----------


                    HOME FURNISHINGS 0.62%
         5,100      Furniture Brands International, Inc.*        104,550
         1,400      Miller (Herman), Inc.                         76,388
                                                             -----------
                                                                 180,938
                                                             -----------

                    HOSPITAL MANAGEMENT
                    AND SERVICES 0.63%
         2,400      Columbia/HCA Healthcare Corp.                71,100
         3,335      Concentra Managed Care, Inc.*               112,556
                                                            -----------
                                                                183,656
                                                            -----------

                    HOTELS 0.54%
         2,700      Host Marriott Corp.*                         52,988
           400      Marriott International, Inc.                 27,700
         1,847      Promus Hotel Corp.*                          77,574
                                                            -----------
                                                                158,262
                                                            -----------

                    HOUSEHOLD APPLIANCES 0.46%
         3,600      Maytag Corp.                                134,325
                                                            -----------

                    HOUSEHOLD PRODUCTS 0.33%
         4,600      Dial Corp.                                   95,737
                                                            -----------


                    INFORMATION SYSTEMS 0.31%
         3,400      Affiliated Computer Services, Inc.*          89,462
                                                            -----------

                    INSURANCE 3.19%
         4,650      American General Corp.                      251,391
           700      CIGNA Corp.                                 121,144
           600      General Re Corp.                            127,200
         2,800      MBIA, Inc.                                  187,075
         2,600      Ohio Casualty Corp.                         116,025
         3,100      Reliastar Financial Corp.                   127,681
                                                            -----------
                                                                930,516
                                                            -----------

                                       28



                                 BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONT'D.)
                               DECEMBER 31, 1997


       Number
     of Shares                                                   Value
    -----------                                              -----------

                    LEISURE 0.93%
         8,900      Brunswick Corp.                             $269,781
                                                             -----------

                    MANUFACTURING 2.02%
         2,300      Danaher Corp.                                145,187
           900      Gentex Corporation*                           24,187
         2,800      Oregon Steel Mills, Inc.                      59,675
         2,100      Sybron International Corp.*                   98,569
         2,850      Varlen Corp.                                  69,869
         2,200      Waters Corp.*                                 82,775
         2,000      Whirlpool Corp.                              110,000
                                                             -----------
                                                                 590,262
                                                             -----------

                    MEDIA 0.44%
         1,600      Clear Channel
                    Communications, Inc.*                        127,100
                                                             -----------

                    METAL PRODUCTS 0.34%
         1,400      Aluminum Company of America                   98,525
                                                             -----------

                    MINING 0.23%
         1,100      Phelps Dodge Corp.                            68,475
                                                             -----------

                    NATURAL GAS Utilities 2.29%
         3,000      El Paso Natural Gas Co.                      199,500
         2,300      Equitable Resources, Inc.                     81,362
         2,900      NICOR, Inc.                                  122,344
         4,700      Pacific Gas & Electric Co.                   143,056
         3,100      Peoples Energy Corp.                         122,063
                                                             -----------
                                                                 668,325
                                                             -----------

                    OFFICE EQUIPMENT 0.94%
         2,600      Harris Corp.                                 119,275
         3,200      United Stationers, Inc.*                     154,000
                                                             -----------
                                                                 273,275
                                                             -----------

                    OIL AND GAS 6.29%
         1,200      Amoco Corp.                                  102,150
         1,400      Atlantic Richfield Co.                       112,175
         1,500      Barrett Resources Corp.*                      45,375
         3,660      Burlington Resources, Inc.*                  164,014
         1,500      BJ Services Co.*                             107,906
         1,500      Chevron Corp.                                115,500
         6,600      Global Industries, Ltd.*                     112,200
         4,200      Occidental Petroleum Corp.                   123,112
         2,700      Repsol SA-ADR                                114,919
         1,100      Santa Fe International Corp.                  44,756
         3,000      Texaco, Inc.                                 163,125
         2,000      Tidewater, Inc.                              110,250
         4,500      Transocean Offshore, Inc.                    216,844
         3,400      Ultramar Diamond Shamrock Corp.              108,375
           600      Veritas DGC, Inc.*                            23,700
         6,000      Williams Cos., Inc.                          170,250
                                                             -----------
                                                               1,834,651
                                                             -----------

                    PERSONAL SERVICES 0.25%
         2,000      Service Corp. International                   73,875
                                                             -----------

                    PRINTING AND Publishing 0.74%
         4,000      Deluxe Corp.                                 138,000
         3,700      Harland (John H.) Co.                         77,700
                                                             -----------
                                                                 215,700
                                                             -----------

                    RAILROADS 0.37%
         3,200      Illinois Central Corp., Series A             109,000
                                                             -----------

                    REAL ESTATE 1.32%
         4,500      Excel Realty Trust, Inc.                     141,750
         2,000      FelCor Suite Hotels, Inc.                     71,000
         2,600      Security Capital Group, Inc. Class B*         84,500
         5,300      Thornburg Mortgage Asset Corp.                87,450
                                                             -----------
                                                                 384,700
                                                             -----------

                    RESTAURANTS 0.28%
         2,100      Starbucks Corp.*                              80,587
                                                             -----------

                                       29



                                 BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONT'D.)
                               DECEMBER 31, 1997

       Number
     of Shares                                                  Value
    -----------                                              -----------

                    RETAIL 2.31%
         3,300      Bed Bath and Beyond, Inc.*                  $127,050
         2,900      Borders Group, Inc.*                          90,806
         3,300      General Nutrition Cos., Inc.*                112,200
         3,000      Michaels Stores, Inc.*                        87,750
         1,900      Penney (J.C.) Co., Inc.                      114,594
         3,900      Renters Choice, Inc.*                         79,950
         2,000      Rent-Way, Inc.*                               37,000
           500      Whole Foods Market, Inc.*                     25,562
                                                             -----------
                                                                 674,912
                                                             -----------

                    SEMICONDUCTORS 0.67%
         2,800      Intel Corp.                                  196,700
                                                             -----------

                    STEEL/IRON 0.53%
         1,200      Nucor Corp.                                   57,975
         3,100      USX-US Steel Group, Inc.                      96,875
                                                             -----------
                                                                 154,850
                                                             -----------

                    TELECOMMUNICATIONS 3.26%
         2,900      ADC Telecommunications, Inc.*                121,075
         1,400      Bell Atlantic Corp.                          127,400
         3,100      GTE Corp.                                    161,975
         2,000      SBC Communications, Inc.                     146,500
         5,200      Southern New England
                    Telecommunications Corp.                     261,625
         2,900      US West Communications Group                 130,862
                                                             -----------
                                                                 949,437
                                                             -----------

                    TEXTILES 0.41%
         2,300      Springs Industries, Inc., Class A            119,600
                                                             -----------

                    TOBACCO PRODUCTS 0.39%
         2,500      Philip Morris Cos., Inc.                     113,281
                                                             -----------

                    TRANSPORTATION 0.45%
         1,800      GATX Corp.                                   130,612
                                                             -----------

                    Total Common Stocks
                    (cost $12,869,574)                       $16,946,738
                                                             -----------

    Principal
      Amount
   -----------

                    FIXED INCOME BONDS 37.56%

                    ASSET-BACKED SECURITIES 5.87%
      $225,000      Amresco Residential Securities
                    Mortgage Loan Trust,
                    8.075%, 4/25/26                              242,703
       150,000      Amresco Residential Securities
                    Mortgage Loan Trust,
                    7.615%, 3/25/27                              155,061
       100,000      Amresco Residential Securities
                    Mortgage Loan Trust,
                    7.05%, 4/25/27                               103,713
        80,000      California Infrastructure SCA 97-1A5,
                    6.28%, 9/25/05                                80,344
       120,000      Citibank Credit Card Master Trust,
                    6.35%, 8/15/02                               120,562
       120,000      Citibank Credit Card Master Trust,
                    6.55%, 2/16/04                               121,660
       125,000      Ford Credit Auto Trust,
                    6.50%, 11/15/99                              127,102
        93,124      IMC Home Equity Loan Trust 1997-4 A,
                    6.1837%, 10/20/27                             93,096
       150,000      The Money Store Home Equity
                    7.55%, 2/15/20                               154,636
       125,000      Olympic Auto Trust,
                    6.625%, 12/15/02                             126,875
       125,000      Providian Master Trust 97-4,
                    6.25%, 6/15/07                               125,312

                                       30



                                 BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONT'D.)
                               DECEMBER 31, 1997

       Number
     of Shares                                                  Value
    -----------                                            -----------

                    ASSET-BACKED Securities 5.87% (CONT'D.)
      $100,000      Saxon Asset Securities Trust 97-3 AF6,
                    6.73%, 2/25/27                         $   100,516
        50,000      UCFC Home Equity Loan Trust,
                    7.825%, 12/15/27                            52,644
       109,739      UFSB Trust 1993-C A,
                    4.875%, 2/15/00                            108,705
                                                           -----------
                                                             1,712,929
                                                           -----------

                CORPORATE BONDS 22.07%
    225,000     Associates Corp. of North America,
                7.75%, 2/15/05                                 242,343
    225,000     BarclaysAmerican Corp.,
                7.875%, 8/15/98                                227,506
    120,000     Bear Stearns Corp.,
                6.75%, 12/15/07                                121,252
    150,000     Bellsouth Capital Funding,
                6.04%, 11/15/26                                151,420
    200,000     Citicorp, 8.11%, 11/4/04                       219,774
    281,000     Coca-Cola Enterprises, Inc.,
                7.00%, 10/1/26                                 298,565
    130,000     Commercial Credit Co.,
                7.875%, 2/1/25                                 150,082
    120,000     Compania Telecom Chile,
                7.625%, 7/15/06                                122,750
    100,000     Corporation Andina de Fomento,
                7.10%, 2/1/03                                  102,509
    100,000     El Paso Natural Gas Co.,
                6.75%, 11/15/03                                101,670
    100,000     First Maryland Bancorp,
                7.20%, 7/1/07                                  104,215
    150,000     General Motors Acceptance Corp.,
                8.875%, 6/1/10                                 178,770
    100,000     Global Marine, Inc.,
                7.125%, 9/1/07                                 102,866
    100,000     Grace (W.R.) & Co.,
                8.00%, 8/15/04                                 107,805
    225,000     Grand Metropolitan Investment PLC,
                7.45%, 4/15/35                                $248,294
    150,000     GTE Florida, Inc.,
                6.31%, 12/15/02                                149,679
    250,000     Heller Financial Corp.,
                9.375%, 3/15/98                                251,623
    260,000     Household Finance Corp.,
                7.125%, 4/30/99                                263,520
    100,000     Lasmo, Inc.,
               7.30%, 11/15/27 Callable                       102,455
    220,000     Lehman Brothers, Inc.,
                8.80%, 3/1/15                                  259,094
    120,000     Lockheed Martin Corp.,
                6.85%, 5/15/01                                 121,920
    100,000     Nabisco, Inc.,
                7.55%, 6/15/15                                 104,718
    150,000     NationsBank Corp.,
                8.57%, 11/15/24                                180,671
    175,000     New Jersey Bell Telephone Co.,
                7.85%, 11/15/29                                205,615
     60,000     Norfolk Southern Corp.,
                6.95%, 5/1/02                                   61,639
    200,000     Norwest Financial, Inc.,
                6.00%, 8/1/99                                  200,048
    250,000     Pacific Gas & Electric Co.,
                7.67%, 12/15/98                                253,843
    165,000     Private Export Funding,
                5.50%, 3/15/01                                 162,551
    115,000     Rodamco NV,
                7.30%, 5/15/05                                 121,668
    150,000     Rollins Truck Leasing Corp.,
                7.00%, 3/15/01                                 152,973
    100,000     Salomon, Inc.,
                7.30%, 5/15/02                                 103,268
    300,000     Southern California Edison Co.,
                5.60%, 12/15/98                                298,875

                                       31



                                 BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONT'D.)
                               DECEMBER 31, 1997

       Number
      of Shares                                             Value
     -----------                                         -----------

                    CORPORATE BONDS 22.07% (CONT'D.)
      $130,000      Tenneco, Inc.,
                    8.075%, 10/1/02                     $   138,267
        50,000      U.S. West Capital Funding, Inc.,
                    6.85%, 1/15/02                           50,802
       250,000      Virginia Electric & Power Co.,
                    9.30%, 6/9/99                           260,808
       250,000      Wal-Mart Stores,
                    6.125%, 10/1/99                         250,522
       250,000      WMX Technologies, Inc.,
                    7.10%, 8/1/26                           261,015
                                                        -----------
                                                          6,435,395
                                                        -----------

                    U.S. GOVERNMENT Agencies 4.33%
       125,000      Federal Farm Credit,
                    6.35%, 10/22/01                         125,120
       100,000      FHLMC, Series 1563, Class E,
                    4.75%, 3/15/06                           97,935
       239,686      FHLMC, Pool 555316,
                    9.00%, 6/1/19                           254,592
        50,000      FNMA, Series 1993-191, Class PH,
                    6.00%, 5/25/08                           49,722
       200,000      FNMA, Series 1993-96, Class PE,
                    5.60%, 11/25/16                         198,332
       250,000      FNMA, Series 1994-59, Class PE,
                    5.00%, 3/25/22                          241,683
         5,833      GNMA, Pool 031096,
                    9.50%, 6/15/09                            6,311
       133,824      Guaranteed Export Certificates,
                    6.28%, 6/15/04                          134,690
       150,000      Tennessee Valley Authority,
                    6.235%, 7/15/45                         154,944
                                                        -----------
                                                          1,263,329
                                                        -----------

                    U.S. TREASURY OBLIGATIONS 5.29%
       285,000      U.S. Treasury Bond,
                    8.875%, 8/15/17                         378,129
      $210,000      U.S. Treasury Bond,
                    8.00%, 11/15/21                         261,834
        80,000      U.S. Treasury Note,
                    6.50%, 5/31/02                           82,318
       650,000      U.S. Treasury Note,
                    7.50%, 2/15/05                          714,428
       450,000      U.S. Treasury Strips, 11/15/21          107,478
                                                        -----------
                                                          1,544,187
                                                        -----------

                    Total Fixed Income Bonds
                    (cost $10,800,753)                   10,955,840
                                                        -----------

                    CONVERTIBLE BONDS 0.53%
       170,000      Quantum Corp.,
                    7.00%, 8/1/04                           154,488
                                                        -----------

                    SHORT-TERM INVESTMENTS 3.99%
       500,000      Associates Corp. Commercial Paper,
                    6.25%, 1/2/98                           500,000
       662,569      UMB Bank, n.a., Money Market
                    Fiduciary, Demand Deposit, 4.4%         662,569
                                                        -----------

                    Total Short-term Investments
                    (cost $1,162,569)                     1,162,569
                                                        -----------

                    Total Investments 100.19%
                    (cost $24,832,896)                   29,219,635

                    Liabilities, less
                    other assets (0.19)%                   (55,202)
                                                        -----------

                    Net Assets 100.00%                  $29,164,433
                                                        ===========


        *Non-income producing security
        See notes to financial statements.

                                       32



                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

1.  ORGANIZATION
The Aquinas Funds, Inc. was incorporated on October 20, 1993 as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940. The Fixed Income, Equity Income, Equity Growth and Balanced Funds (the "Funds") are separate, diversified portfolios of The Aquinas Funds, Inc. The Funds are managed by Aquinas Investment Advisers, Inc. (the "Adviser") and commenced operations on January 3, 1994.

Costs incurred with the organization, initial registration and public offering of shares aggregating $12,959 for each of the Fixed Income, Equity Income, Equity Growth and Balanced Funds have been paid by the Funds. These costs were deferred and are being amortized over a period of not more than five years from the Funds' commencement of operations. The proceeds of any redemption of the initial shares by the original shareholder or any transferee will be reduced by a pro rata portion of any then unamortized deferred organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a) Investment Valuation - Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price. Securities traded on only over-the-counter markets are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates value. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Directors.

b) Delayed Delivery Transactions - The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

c) Federal Income Taxes - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years. As of December 31, 1997, the Fixed Income Fund had a federal income tax capital loss carryforward of $128,045 expiring in 2002. To the extent the Fixed Income Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryforward. During the year ended December 31, 1997, the Fixed Income Fund utilized

$245,355 of their previous capital loss carryforward.

d) Distributions to Shareholders - All of the Funds, except the Fixed Income Fund, pay dividends of net investment income quarterly. The Fixed Income Fund pays dividends of net investment income monthly. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at December 31, 1997, reclassifications were recorded to increase (decrease) undistributed net investment income by $(12,571), $(2,772), $192,777 and $(2,759); increase (decrease) accumulated net realized gain on investments by $13,978, $4,176, $(191,371) and $4,165; and decrease paid-in capital in excess of par by $1,407, $1,404, $1,406 and $1,406 for the Fixed Income, Equity Income, Equity Growth and Balanced Funds, respectively. For the year ended December 31, 1997, 0%, 100%, 0% and 46% of dividends paid from net investment income, excluding short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Fixed Income, Equity Income, Equity Growth and Balanced Funds, respectively.

e) Expenses - Each Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

f) Other - Investment transactions are accounted for on the trade date plus one. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the level yield maturity method.

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS
Each Fund has entered into an agreement with the Adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds will pay the Adviser a fee, computed daily and payable monthly, at the annual rate of the following percentages of average daily net assets: 0.60% for the Fixed Income Fund; and 1.00% for the Equity Income, Equity Growth and Balanced Funds.

The Adviser voluntarily agreed to waive its management fee to the extent that total annual operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.00% of the average daily net assets of the Fixed Income Fund and 1.50% of the average daily net assets of the Equity Income, Equity Growth and Balanced Funds, respectively, computed on a daily basis. For the year ended December 31, 1997, fees of $22,939 were waived by the Adviser in the Fixed Income Fund.

Sunstone Financial Group, Inc. (the "Administrator") may periodically volunteer to waive all or a portion of its administrative fee with respect to one or more of the Funds. These waivers may be terminated at any time at the Administrator's discretion. The Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fee will cause the yield of that Fund to be higher than it would be in the absence of such reduction. For the year ended December 31, 1997, administrative fees of $19,189 were waived in the Balanced Fund.

4.  CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the Funds for the year ended December 31, 1997, were as follows:

                                 Fixed          Equity      Equity
                                 Income        Income       Growth     Balanced
                                  Fund          Fund         Fund        Fund
                                  ----          ----         ----       -----

Shares sold                    1,210,288     1,147,801      702,133    450,990
Shares issued to holders
   In reinvestment of
   distributions                 199,942       569,804      299,005    373,535
Shares redeemed               (1,167,624)     (861,145)    (299,619)  (878,695)
                              -----------    ----------    ---------  ---------
 Net Increase (Decrease)         242,606       856,460      701,519   (54,170)
                              ===========    ==========    =========  =========

Transactions in shares of the Funds for the year ended December 31, 1996, were as follows:

                           Fixed      Equity         Equity
                           Income     Income         Growth      Balanced
                            Fund       Fund           Fund         Fund
                            ----       -----          ----         ----

Shares sold               483,744     641,027        353,769     193,954
Shares issued to
  holders in
  reinvestment of
  distributions           185,223     275,606        162,226     240,268
Shares redeemed          (412,722)   (387,771)      (148,566)   (288,492)
                        -----------  ----------    ----------   ---------
  Net Increase            256,245     528,862        367,429     145,730
                        ===========  ==========    ==========   =========

5.  INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended December 31, 1997, were as follows:
                         Fixed        Equity         Equity
                        Income        Income         Growth           Balanced
                         Fund          Fund           Fund              Fund
                         ----           ----           ----             ----

Purchases
  U.S. Government    $20,163,776             -              -      $7,588,536
  Other               18,339,652   $27,046,339    $33,278,367      18,382,621
Sales
  U.S. Government     22,444,581                                    8,459,569
  Other               13,982,348    25,232,935     28,340,978      22,542,475

  At December 31, 1997, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes of $39,015,490, $55,990,170, $29,167,206 and $24,845,614 were as follows:

                            Fixed          Equity        Equity
                           Income          Income        Growth      Balanced
                            Fund             Fund         Fund         Fund
                             ----            ----          ----         ----
 Appreciation            $1,149,435    $18,497,670    $7,675,040   $4,645,155
 (Depreciation)             (24,982)      (953,633)     (738,255)    (271,134)
                         -----------   ------------   -----------  -----------
    Net Appreciation
     on Investments      $1,124,453    $17,544,037    $6,936,785   $4,374,021
                         ===========   ============   ===========  ===========

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of The Aquinas Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of The Aquinas Funds, Inc. (a Maryland corporation, which includes the Aquinas Fixed Income Fund, Aquinas Equity Income Fund, Aquinas Equity Growth Fund, and Aquinas Balanced Fund, collectively the "Funds"), including the schedules of investments, as of December 31, 1997, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodians and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Aquinas Funds, Inc. as of December 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.



                                             /s/ ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
January 23, 1998

RESULTS OF THE SHAREHOLDER MEETING

A meeting of the shareholders of the Funds was held on August 14, 1997. Directors elected by the shareholders at the meeting were as follows: Michael R. Corboy, Thomas J. Marquez, Sr. Imelda Gonzalez CDP, John L. Strauss, and Charles Clark, Jr. The matters voted on by the shareholders of record as of June 20, 1997 and the results of the shareholders' vote at the August 14, 1997 meeting were as follows:

A.  Election of Directors
                                            For                 Withheld
    Michael R. Corboy
       Fixed Income Fund                  3,739,081                    -
       Equity Income Fund                 3,659,691               75,634
       Equity Growth Fund                 1,503,273               43,421
       Balanced Fund                      2,116,485                    -
    Thomas J. Marquez
       Fixed Income Fund                  3,739,081                    -
       Equity Income Fund                 3,659,691               75,634
       Equity Growth Fund                 1,503,273               43,421
       Balanced Fund                      2,116,485                    -
    Sr. Imelda Gonzalez CDP
       Fixed Income Fund                  3,739,055                   26
       Equity Income Fund                 3,659,766               75,559
       Equity Growth Fund                 1,487,789               58,905
       Balanced Fund                      2,116,113                  372
    John L. Strauss
       Fixed Income Fund                  3,739,081                    -
       Equity Income Fund                 3,734,988                  337
       Equity Growth Fund                 1,543,000                3,694
       Balanced Fund                      2,116,485                    -
    Charles Clark, Jr.
       Fixed Income Fund                  3,739,081                    -
       Equity Income Fund                 3,734,988                  337
       Equity Growth Fund                 1,543,000                3,694
       Balanced Fund                      2,116,485                    -

B.Proposal to approve a new portfolio management (sub-advisory) agreement between the Company, Aquinas Investment Advisers, Inc. and Atlantic Asset Management Partners, L.L.C. for each of the Aquinas Fixed Income Fund and the Aquinas Balanced Fund.

                                  For              Against              Abstain
    Fixed Income Fund          3,739,055                 -                  26
    Balanced Fund              2,110,197               192               6,096

THE AQUINAS FUNDS, INC.
P.O. Box 419533
Kansas City, MO 64141-6533
Telephone: 1 (800) 423-6369

This report is submitted for the general information of shareholders of The Aquinas Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Funds. The prospectus includes more complete information about management fees and expenses. Please read the prospectus carefully.